FOR RELEASE ON JULY 29, 2004

                                              Contact:  Paul Nolan, CFO
                                                        Nanometrics Incorporated
                                                        408.435.9600 x122

NANOMETRICS ANNOUNCES A PROFITABLE SECOND QUARTER OF 2004

Milpitas, California, July 29, 2004 - Nanometrics Incorporated (NASDAQ: NANO) today reported its financial results for the second quarter of 2004.

Total net revenues for the second quarter of 2004 were $16.2 million, an increase of 19% compared to $13.7 million in the first quarter of 2004, and an increase of 67% compared to the second quarter of 2003. The increase in revenues during the second quarter of 2004 compared to the same period in 2003 resulted from increased demand for the Company's semiconductor process control metrology equipment particularly in the U.S. and in Pacific Rim countries. The net income in the second quarter of 2004 was $1.3 million or $0.10 per diluted share compared to a net loss of $4.1 million or a $0.34 loss per diluted share for the same period last year.

For the six months ended June 30, 2004, total net revenues were $29.9 million, an increase of 57% from the same period in 2003. Net income for the first six months of 2004 was $90,000 or $0.01 per diluted share compared to a net loss of $13.7 million or a $1.14 loss per diluted share for the same period last year. The net loss for the first six months of 2003 includes a $6.0 million charge to record a valuation allowance against deferred income tax assets. The Company's financial position continues to be strong with cash and short-term investments totaling $26.9 million and working capital of $61.3 million.

About Nanometrics: Nanometrics Incorporated is a leading supplier of automated metrology equipment used for advanced integrated circuit and flat panel display manufacturing. The Company's corporate office is located at 1550 Buckeye Drive, Milpitas, CA 95035, with sales and service offices worldwide. Nanometrics is traded on NASDAQ under the symbol NANO. Nanometrics' website is http://www.nanometrics.com.

                            NANOMETRICS INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                   (Amounts in thousands except share amounts)
                                   (Unaudited)

                                                                           June 30,                  December 31,
                                                                             2004                        2003
                                                                           -------                     -------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $     26,885                $      7,949
   Short-term investments                                                         -                      21,943
   Accounts receivable, net of allowances of $582 and $576                   18,751                      14,522
   Inventories                                                               28,076                      24,264
   Prepaid expenses and other                                                 1,156                       1,015
                                                                       ------------                ------------

Total current assets                                                         74,868                      69,693

PROPERTY, PLANT AND EQUIPMENT, NET                                           49,085                      49,738

INTANGIBLE ASSETS                                                             1,119                       1,322

OTHER ASSETS                                                                  1,011                         987
                                                                       ------------                ------------

   TOTAL                                                               $    126,083                $    121,740
                                                                       ============                ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $      2,836                $      2,047
   Accrued payroll and related expenses                                       2,057                       1,593
   Deferred revenue                                                           3,337                       2,345
   Other current liabilities                                                  1,376                       1,436
   Income taxes payable                                                       1,392                       1,528
   Current portion of debt obligations                                        2,568                       1,157
                                                                       ------------                ------------
Total current liabilities                                                    13,566                      10,106

DEFERRED INCOME TAXES AND OTHER LONG-TERM LIABILITIES                           375                         545

DEBT OBLIGATIONS                                                              2,305                       2,648
                                                                       ------------                ------------
Total liabilities                                                            16,246                      13,299
                                                                       ------------                ------------

SHAREHOLDERS' EQUITY:
   Common stock, no par value; 50,000,000 shares
     authorized; 12,303,800 and 12,166,016 outstanding                      102,254                     101,099
   Retained earnings                                                          7,098                       7,008
   Accumulated translation adjustment                                           485                         334
                                                                       ------------                ------------
Total shareholders' equity                                                  109,837                     108,441
                                                                       ------------                ------------

   TOTAL                                                               $    126,083                 $   121,740
                                                                       ============                ============

                            NANOMETRICS INCORPORATED
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)

                                                      Three Months Ended                    Six Months Ended
                                                            June 30,                             June 30,
                                                      2004           2003                2004              2003
                                                  ----------      ----------         -----------       -----------
NET REVENUES:
   Product sales                                  $   14,174      $    7,865         $     25,837      $    15,300
   Service                                             2,037           1,869                4,045            3,784
                                                  ----------      ----------         ------------      -----------

   Total net revenues                                 16,211           9,734               29,882           19,084
                                                  ----------      ----------         ------------      -----------

COSTS AND EXPENSES:
   Cost of product sales                               5,922           4,828               11,325            8,487
   Cost of service                                     1,648           1,607                3,259            3,493
   Research and development                            2,670           3,469                6,159            6,842
   Selling                                             3,091           2,712                6,157            5,598
   General and administrative                          1,363           1,151                2,658            2,334
                                                  ----------      ----------         ------------      -----------

   Total costs and expenses                           14,694          13,767               29,558           26,754
                                                  ----------      ----------         ------------      -----------

INCOME (LOSS) FROM OPERATIONS                          1,517          (4,033)                 324           (7,670)

OTHER INCOME (EXPENSE):
   Interest income                                        49              76                  105              170
   Interest expense                                      (21)            (23)                 (50)             (47)
   Other, net                                           (182)            (35)                (185)             (32)
                                                  ----------      ----------         ------------      -----------
Total other income, net                                 (154)             18                 (130)              91
                                                  ----------      ----------         ------------      -----------

INCOME (LOSS) BEFORE INCOME TAXES                      1,363          (4,015)                 194           (7,579)

PROVISION FOR INCOME TAXES                                61              68                  104            6,088
                                                  ----------      ----------         ------------      -----------

NET INCOME (LOSS)                                  $   1,302      $   (4,083)        $         90      $   (13,667)
                                                  ==========      ==========         ============      ===========

NET INCOME (LOSS) PER SHARE:
   Basic                                          $     0.11      $    (0.34)        $       0.01      $     (1.14)
                                                  ==========      ==========         ============      ==========
   Diluted                                        $     0.10      $    (0.34)        $       0.01      $     (1.14)
                                                  ==========      ==========         ============      ==========

SHARES USED IN PER SHARE
 COMPUTATION:
   Basic                                              12,262          12,008               12,226           12,008
                                                  ==========      ==========         ============       ==========
   Diluted                                            13,292          12,008               13,445           12,008
                                                  ==========      ==========         ============       ==========